Exhibit 99.1

CREDIT SUISSE (USA), INC.
(“Company”)

Debt Securities

TERMS AGREEMENT

November 15, 2006

To:  The Representative of the Underwriters identified herein

Dear Sirs:

The undersigned agrees to sell to the several Underwriters named in Schedule A hereto for their respective accounts, on and subject to the terms and conditions of the Underwriting Agreement—Debt Securities attached hereto (“Underwriting Agreement”), the following securities (“Offered Securities”) on the following terms:

Representative:  Credit Suisse Securities (USA) LLC (“CSS”)

Title:  Three-Month LIBOR Notes due November 20, 2009 (the “Three-Month LIBOR Notes”). One-Month LIBOR Notes due November 20, 2009 (the “One-Month LIBOR Notes” and, together with the Three-Month LIBOR Notes, the “LIBOR Notes”).  Federal Funds Open Rate Notes due November 20, 2009 (the “Federal Funds Open Rate Notes” and, together with the LIBOR Notes, the “Notes”).

Principal Amount:  $1,900,000,000 of Three-Month LIBOR Notes.  $700,000,000 of One-Month LIBOR Notes.  $400,000,000 of Federal Funds Open Rate Notes.

Interest: Interest on each series of the Notes will begin to accrue on November 20, 2006.

The Three-Month LIBOR Notes will bear interest at an interest rate per annum that will be reset quarterly, determined in the manner described below.  The One-Month LIBOR Notes will bear interest at an interest rate per annum that will be reset monthly, determined in the manner described below.  The Federal Funds Open Rate Notes will bear interest at an interest rate per annum that will be reset daily, determined in the manner described below.

The Company will pay interest on the Three-Month LIBOR Notes on February 20, May 20, August 20 and November 20 of each year, beginning on February 20, 2007.

The Company will pay interest on the One-Month LIBOR Notes on the twentieth day of each month, beginning on December 20, 2006.

The Company will pay interest on the Federal Funds Open Rate Notes on February 20, May 20, August 20 and November 20 of each year, beginning on February 20, 2007.

The Company will pay interest on the notes of any series to the persons who are registered as the owners of such notes at the close of business on the date 15 calendar days prior to such interest payment date (whether or not a business day), except that interest payable at maturity will be paid to the same persons to whom principal of such notes is payable.

Accrued interest on each series of the Notes will be calculated by multiplying the aggregate principal amount of the Notes by an accrued interest factor.  The accrued interest factor will be computed by adding the interest factor calculated for each day in the period for which interest is being paid.  The interest factor for each such day will be computed by dividing the interest rate applicable to such date (determined in the manner set forth below) by 360.  For the LIBOR Notes, the interest rate in effect during any interest period therefor shall be the interest rate determined as of the interest determination date immediately preceding such interest period.  For the Federal Funds Open Rate Notes, the interest rate in effect on any interest determination date therefor will be the applicable rate determined on that date.

The LIBOR Notes will bear interest for each interest period at a rate per annum determined by the calculation agent, subject to the maximum interest rate permitted by New York or other applicable state law, as such law may be modified by United States law of general application.  The rate at which interest on the Three-Month LIBOR Notes will be payable during each quarterly interest period will be equal to Three-Month LIBOR (as defined in the Three-Month LIBOR Notes) on the interest determination date for that interest period plus .08%.  The rate at which interest on the One-Month LIBOR Notes will be payable during each monthly interest period will be equal to One-Month LIBOR (as defined in the One-Month LIBOR Notes) on the interest determination date for that interest period plus ..08%.  Notwithstanding the two preceding sentences, in certain circumstances described in the LIBOR Notes, the interest rate for the LIBOR Notes will be determined without reference to Three-Month LIBOR or One-Month LIBOR, as the case may be.

The Federal Funds Open Rate Notes will bear interest at a rate per annum determined by the calculation agent, subject to the maximum interest rate permitted by New York or other applicable state law, as such law may be modified by United States law of general application.  The rate at which interest on the Federal Funds Open Rate Notes will be payable on each daily interest period will be equal to the Federal Funds Open Rate (as defined in the Federal Funds Open Rate Notes) on the interest determination date for that interest period plus .17%.

Maturity:     For each series of the Notes: November 20, 2009.

Optional Redemption:  None.

Sinking Fund:  None.

Listing:  None.

Delayed Delivery Contracts:  None.

Purchase Price:  For each series of the Notes: 99.750% of the principal amount, plus accrued interest, if any, from November 20, 2006.

Expected Reoffering Price: For each series of the Notes: 100.000% of the principal amount, subject to change by the Representative.

Applicable Time:  1:00 P.M. (Eastern Time) on the date of this Terms Agreement.

Final Term Sheet:  The Company will prepare and file a final term sheet relating to the Offered Securities as contemplated in Section 5(b) of the Underwriting Agreement.

Closing:      10:30 A.M. (Eastern Time) on November 20, 2006, at the offices of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York, New York 10006 in Federal (same day) funds.

Settlement and Trading:  Book-Entry Only via DTC.

Blackout:  Until the Closing Date.

The respective principal amounts of each series of the Offered Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

The provisions of the Underwriting Agreement are incorporated herein by reference.

The Offered Securities will be made available for checking at the office of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York, New York 10006 at least 24 hours prior to the Closing Date.

The following statements in the General Disclosure Package and the Final Prospectus are the ones to which Section 2(s) of the Underwriting Agreement applies:  “Description of Debt Securities” and “Certain United States Federal Income Tax Considerations” in the Base Prospectus and “Description of Notes” in

the prospectus supplement relating to the offering of the Offered Securities (the “Prospectus Supplement”).

For purposes of Sections 2 and 7 of the Underwriting Agreement, the only information furnished to the Company by any Underwriter for use in the General Disclosure Package or the Final Prospectus consists of (i) the following information in the Final Prospectus furnished on behalf of each Underwriter:

(a) the concession and reallowance figures appearing in the first through the sixth sentences of the last paragraph on page S-11 of the Prospectus Supplement under the caption “Underwriting”;

(b) the  first and second sentences of the second paragraph on page S-12 of the Prospectus Supplement under the caption “Underwriting” concerning the trading market and secondary market-making transactions for the Offered Securities;

(c) the seventh paragraph on page S-12 of the Prospectus Supplement under the caption “Underwriting” concerning stabilization transactions, over-allotment transactions, syndicate covering transactions and penalty bids by the Underwriters;

(d) the following information in the Prospectus Supplement furnished on behalf of CSS:

(i)   the third paragraph on page S-12 of the Prospectus Supplement under the caption “Underwriting” concerning market-making transactions by CSS; and

(ii)  the first sentence of the fourth paragraph on page S-12 of the Prospectus Supplement under the caption “Underwriting” concerning the relationship of CSS to the Company.

Representations of Underwriters

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), each Underwriter represents and agrees that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”) it has not made and will not make an offer of the Offered Securities to the public in that Relevant Member State prior to the publication of a prospectus in relation to the Offered Securities which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of Offered Securities to the public in that Relevant Member State at any time:

(a)           to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(b)           to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

(c)           in any other circumstances which do not require the publication by the Company of a prospectus pursuant to Article 3 of the Prospectus Directive.

An “offer of Offered Securities to the public” means the communication in any form and by any means of sufficient information on the terms of the offer and the Offered Securities to be offered so as to enable an investor to decide to purchase or subscribe for the Offered Securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive. The expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State. References to “€” are to euros.

The European Economic Area selling restriction stated above is in addition to any other selling restrictions set out below.

Each Underwriter hereby represents and agrees that:

(a)           it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of the Offered Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company;

(b)           it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Offered Securities in, from or otherwise involving the United Kingdom;

(c)           it will not offer or sell any Offered Securities directly or indirectly in Japan or to, or for the benefit of any Japanese person or to others, for re-offering or re-sale directly or indirectly in Japan or to any Japanese person, except in each case pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Securities and Exchange Law of Japan and any other applicable laws and regulations of Japan.  For purposes of this paragraph, “Japanese person” means any person resident in Japan, including any corporation or other entity organized under the laws of Japan;

(d)           it and each of its affiliates have not (i) offered or sold, and will not offer or sell, the Offered Securities by means of any document, to persons in Hong Kong other than persons whose ordinary business it is to buy or sell shares or debentures, whether as principal or agent, or in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap. 32) of Hong Kong or (ii) issued or had in its possession for the purposes of issue, and will not issue or have in its possession for the purposes of issue, any invitation, document, or advertisement relating to Offered Securities in Hong Kong (unless permitted to do so under the securities laws of Hong Kong) other than with respect to Offered Securities intended to be disposed of outside Hong Kong or only to persons whose business involves the acquisition, disposal or holding, of securities, whether as principal or agent;

(e)           the Prospectus Supplement, the Prospectus or any other offering material relating to the Offered Securities has not been and will not be registered as a prospectus with the Registrar of Companies and Businesses in Singapore, and the Offered Securities will be offered in Singapore pursuant to an exemption invoked under Section 106C and Section 106D of the Companies Act, Chapter 50 of Singapore (the “Singapore Companies Act”).  Accordingly, the Offered Securities may not be offered or sold, nor may the Prospectus Supplement, the Prospectus or any other offering material relating to the Offered Securities be circulated or distributed, directly or indirectly, to the public or any member of the public in Singapore other than (a) to an institutional investor or other person specified in Section 106C of the Singapore Companies Act, (b) to a sophisticated investor, and in accordance with the conditions specified in Section 106D of the Singapore Companies Act or (c) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the Singapore Companies Act;

(f)            no prospectus (including any amendment, supplement or replacement thereto) has been prepared in connection with the offering of the Offered Securities that has been approved by the Autorité des marchés financiers or by the competent authority of another State that is a contracting party to the Agreement on the European Economic Area and notified to the Autorité des marchés financiers, and (ii) it has not offered or sold and will not offer or sell, directly or indirectly, the Offered Securities to the public in France, and has not distributed or caused to be distributed and will not distribute or cause to be distributed to the public in France, the Prospectus Supplement or the Prospectus or any other offering material relating to the Offered Securities, and that such offers, sales and distributions have been and shall only be made in France to persons licensed to provide the investment service of portfolio management for the account of third parties, qualified investors (investisseurs qualifiés) and/or a restricted circle of investors (cercle restreint d’investisseurs), in each case investing for their own account, all as defined in Articles L. 411-2, D. 411-1, D. 411-2, D. 734-1, D. 744-1, D. 754-1 and D. 764-1 of the Code monétaire et financier.  The direct or indirect distribution to the public in France of any so acquired Offered Securities may be made only as provided by Articles L. 411-1, L. 411-2, L. 412-1 and L. 621-8 to L. 621-8-3

of the Code monétaire et financier and applicable regulations thereunder; and

(g)          it has not offered or sold, and will not offer or sell, any Offered Securities, directly or indirectly, in Canada or any province or territory thereof or to, or for the benefit of, any resident of Canada in contravention of the securities laws and regulations of the provinces and territories of Canada and represents that any offer of Offered Securities in Canada will be made only pursuant to an exemption from the requirement to file a prospectus in the province or territory of Canada in which such offer is made; and that it has not and it will not distribute or deliver the Prospectus Supplement, the Prospectus or any other offering material relating to the Offered Securities in Canada or to any resident of Canada in contravention of the securities law and regulations of the provinces and territories of Canada.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

Very truly yours,

CREDIT SUISSE (USA), INC.

		By	/s/ Sharon O’Connor
Name: Sharon O’Connor
Title: Assistant Treasurer

The foregoing Terms Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Sharon Harrison
Name: Sharon Harrison
Title: Director

Acting on behalf of itself and as the Representative of the several Underwriters.

SCHEDULE A

Underwriter	Three-Month LIBOR Notes Principal Amount	One-Month LIBOR Notes Principal Amount	Federal Funds Open Rate Notes Principal Amount
Credit Suisse Securities (USA) LLC	$1,748,000,000	$644,000,000	$368,000,000

ANZ Securities, Inc	9,500,000	3,500,000	2,000,000

BB&T Capital Markets, a division of Scott & Stringfellow, Inc.	9,500,000	3,500,000	2,000,000

BNP Paribas Securities Corp.	9,500,000	3,500,000	2,000,000

Comerica Securities, Inc.	9,500,000	3,500,000	2,000,000

Danske Markets Inc.	9,500,000	3,500,000	2,000,000

HSBC Securities (USA) Inc.	9,500,000	3,500,000	2,000,000

HVB Capital Markets, Inc.	9,500,000	3,500,000	2,000,000

KeyBanc Capital Markets, a division of McDonald Investments Inc.	9,500,000	3,500,000	2,000,000

Mellon Financial Markets, LLC	9,500,000	3,500,000	2,000,000

Morgan Keegan & Company, Inc.	9,500,000	3,500,000	2,000,000

PNC Capital Markets, LLC	9,500,000	3,500,000	2,000,000

RBC Capital Markets Corporation	9,500,000	3,500,000	2,000,000

Skandinaviska Enskilda Banken AB (publ)	9,500,000	3,500,000	2,000,000

SunTrust Capital Markets, Inc.	9,500,000	3,500,000	2,000,000

Wells Fargo Securities, LLC	9,500,000	3,500,000	2,000,000

MFR Securities, Inc.	4,750,000	1,750,000	1,000,000

Trilon International Inc.	4,750,000	1,750,000	1,000,000

Total	$1,900,000,000	$700,000,000	$400,000,000

A-1

SCHEDULE B
(referred to in Section 2(e) of the Underwriting Agreement)

1.             Statutory Prospectus Included in the General Disclosure Package

1.  Base Prospectus, dated February 21, 2006.

2.             General Use Issuer Free Writing Prospectuses (included in the General Disclosure Package)

“General Use Issuer Free Writing Prospectus” includes each of the following documents:

1.  Term Sheet for $1,900,000,000 Three-Month LIBOR Notes Due November 20, 2009, filed November 16, 2006.

2.  Term Sheet for $700,000,000 One-Month LIBOR Notes Due November 20, 2009, filed November 16, 2006.

3.  Term Sheet for $400,000,000 Federal Funds Open Rate Notes Due November 20, 2009, filed November 16, 2006.

3.             Other Information Included in the General Disclosure Package

The following information is also included in the General Disclosure Package:

None.

B-1